Exhibit 4.1

NUMBER		SHARES
THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 897085 10 6

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, $0.01 PAR VALUE, OF

TROPICANA LAS VEGAS HOTEL AND CASINO, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UTMA –		Custodian
			(Cust)		(Minor)
TEN ENT	– as tenants by entireties		under Uniform Transfers to Minors

JT TEN	– as joint tenants with right of survivorship		Act
	and not as tenants in common	(State)

Additional abbreviations may also be used though not in above list.

For value received        hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                   Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                   Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

All GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (*STAMP*), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (*MSP*), OR THE STOCK EXCHANGES MEDALLION PROGRAM (*SEMP*) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

5799. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER AND VOTING OF THE SHARES. ANY PERSON TO WHOM SHARES REPRESENTED BY THIS CERTIFICATE, OR ANY INTEREST THEREIN, ARE TRANSFERRED SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY SUCH AGREEMENT. COPIES OF SUCH, AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.